Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest Fund of Deep Buffer ETFs

FT Cboe Vest Fund of Buffer ETFs

FT Cboe Vest Buffered Allocation Defensive ETF

FT Cboe Vest Buffered Allocation Growth ETF

FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs

(each, a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of a Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.200%	Fund net assets up to and including $2.5 billion
0.195%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.190%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.185%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.180%	Fund net assets greater than $10 billion up to and including $15 billion
0.170%	Fund net assets greater than $15 billion

During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Cboe VestSM Financial LLC, the Fund’s investment sub-advisor, will be reduced to reflect the reduction in the Advisor’s management fee.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference